UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010

Cohen & Steers, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32236	14-1904657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 832-3232

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of shareholders of Cohen & Steers, Inc. (the “Company”) was held on May 7, 2010.

(b) The shareholders elected all the Company’s nominees for director and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2010. The final number of votes cast for, against or abstained, as well as the number of broker non-votes with respect to each matter are set forth below.

Election of Directors:

	Aggregate Votes			Broker
Nominees	For	Against	Abstained	Non-Votes
Martin Cohen	38,826,282	193,938	16,813	2,564,743
Robert H. Steers	38,826,386	193,834	16,813	2,564,743
Richard E. Bruce	38,850,429	167,690	18,914	2,564,743
Peter L. Rhein	38,850,479	167,640	18,914	2,564,743
Richard P. Simon	38,748,928	269,141	18,964	2,564,743
Edmond D. Villani	38,848,847	169,272	18,914	2,564,743

Ratification of Appointment of Deloitte & Touche LLP:

Aggregate Votes			Broker
For	Against	Abstained	Non-Votes
41,264,292	333,834	3,650	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date: May 11, 2010	By:	/s/ SALVATORE RAPPA
	Name:	Salvatore Rappa
	Title:	Senior Vice President and Assistant Secretary

3